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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


    We consent to the incorporation by reference in Amendment No. 1 to the Registration Statement on Form F-3 of our report dated March 5, 2002 on the consolidated financial statements of Camtek Ltd. included in its Annual Report on Form 20-F for the year ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in the prospectus.


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
/s/ EISNER LLP                                 /s/ GOLDSTEIN SABO TEVET

Eisner LLP                                     Goldstein Sabo Tevet
New York, New York                             Certified Public Accountants (Isr.)
                                               Tel Aviv, Israel
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July 19, 2002